PROVISION FOR INCOME TAXES (Tables)	12 Months Ended
Aug. 31, 2017
Income Tax Disclosure [Abstract]
Schedule of deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded
	August 31,	August 31,	August 31,
	2017	2016	2015
Net Operating loss carryforward	$6,047,110	$96,014	$47,547
Effective tax rate	35%	35%	35%
Deferred tax asset	2,116,489	33,605	16,641
Less: valuation allowance	(2,116,489)	(33,605)	(16,641)
Net deferred tax asset	$-	$-	$-